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                                                                    EXHIBIT 10.6

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made this ____ day of August, 1996, by and between INTERNATIONAL WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("IWC" or "Assignor"), and INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("IWCH" or "Assignee").

     WHEREAS, pursuant to an Agreement and Plan of Merger to be entered into among IWC, IWCH and a wholly owned subsidiary of IWCH, IWC will become a wholly owned subsidiary of IWCH by means of a Merger (the "Merger"); and

     WHEREAS, IWCH desires to succeed to all of IWC's right, title and interest in and to, and to assume all of IWC's obligations under, those agreements to which IWC is a party that are listed on Schedule A attached hereto (the "Agreements").

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, Assignor and Assignee agree as follows:

     1. IWC hereby assigns and transfers to IWCH, and IWCH hereby accepts and assumes, all of IWC's right, title and interest in and to the Agreements.

     2. IWCH hereby accepts such assignment and assumes and agrees to perform, satisfy and discharge all liabilities and obligations of IWC arising pursuant to the Agreements, regardless of when the same arise.

     3. The foregoing assignment and assumption with respect to each Agreement shall be effective immediately after the effective time of the Merger.

     4. This Assignment and Assumption Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to conflicts of laws principles. This Assignment and Assumption Agreement may not be modified, amended or discharged or any term or provision hereof waived, except in writing signed by the party against whom such modification, amendment, discharge or waiver is sought to be enforced. Waiver of any breach of any provision of this Assignment and Assumption Agreement shall not constitute or operate as a waiver of any other breach of such provision or of any other provision thereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.
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     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and
Assumption Agreement as of the date first above written.

INTERNATIONAL WIRELESS
COMMUNICATIONS, INC.

Signed: _____________________________

Printed Name: _______________________
Title: ______________________________


INTERNATIONAL WIRELESS
COMMUNICATIONS HOLDINGS, INC.

Signed: _____________________________

Printed Name: _______________________
Title: ______________________________

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               Schedule A to Assignment and Assumption Agreement
               -------------------------------------------------

                                  Agreements
                                  ----------


1. Securities Purchase Agreement dated as of December 6, 1995 among International Wireless Communications, Inc. ("IWC"), Electra Investment Trust P.L.C., Electra Associates, Inc. and the other parties thereto.

2. Fifth Amended and Restated Investor Rights Agreement dated as of December 18, 1995 among IWC and the other parties thereto.

3. Registration Rights Agreement dated as of December 18, 1995 among IWC, Electra Investment Trust P.L.C., Electra Associates, Inc. and the other parties thereto.

4. Letter dated December 18, 1995 from IWC to Electra Inc. re: disclosure documents.

5. Letter dated December 18, 1995 from IWC to Electra Investment Trust P.L.C. and Electra Associates, Inc. re: providing financial information.

6. Letter dated December 11, 1995 from IWC to Mitsubishi Corporation and Mitsubishi International Corporation re: PCS Interest.

7.   Letter dated December 11, 1995 from IWC to Mitsui & Co. Ltd. Re: PCS
     Interest.

8. Stock Purchase Agreement dated as of December 18, 1995 among IWC, John D. Lockton and Hugh B.L. McClung.

9. Letter dated July 27, 1995 from IWC to George M. Drysdale and Drysdale Partners re: option vesting and observer rights.

10. Letter dated July 28, 1995 from IWC to Keller Enterprises, Inc. re: assignment to affiliates.

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